Exhibit 10.1

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Subscription Agreement”) is made by and between ANGKASA-X HOLDINGS CORP., a British Virgin Islands corporation (the “Company”), and the undersigned (“Subscriber”) as of the date this Subscription Agreement is accepted by the Company, as set forth on the Company’s signature page hereto.

WHEREAS, subject to the terms and conditions set forth in this Agreement, and pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), Rule 506 promulgated thereunder and/or Regulation S under the Securities Act, the Company desires to issue and sell to the Subscriber, and the Subscriber desires to purchase from the Company, that number of shares of the Company’s ordinary shares, $0.0001 par value per share (“Ordinary Shares”) set forth on the signature page hereto, to persons who are not U.S. persons under Regulation S and persons who are “accredited investors” (as defined in Rule 501 of Regulation D under the Securities Act), in a private placement (the “Offering”); and

WHEREAS, the Subscriber understands that the Offering is being made without registration of the Ordinary Shares under the Securities Act of 1933, as amended (the “Securities Act”), or any securities law of any state of the United States or of any other jurisdiction, and is being made only to “accredited investors” or non-U.S. persons.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

1. Subscription for Securities.

(a) Subscription for Securities. Subject to the terms and conditions hereinafter set forth, Subscriber hereby irrevocably subscribes for and agrees to purchase from the Company such amounts of Ordinary Shares as are set forth on the signature page hereof at a price per Ordinary Share equal to $ ___ , for an aggregate purchase price as set forth on the signature page hereof (the “Purchase Price”), and the Company agrees to sell such Ordinary Shares to Subscriber for the Purchase Price, subject to the Company’s right, in its sole discretion, to reject this subscription, in whole or in part, at any time prior to the Closing (as defined below). Subscriber acknowledges that Subscriber is not entitled to cancel, terminate or revoke this Subscription Agreement. Subscriber further acknowledges that the Ordinary Shares will be subject to restrictions on transfer as set forth in this Subscription Agreement.

2. Terms of Subscription.

(a) Payment. Subscriber shall make payment for the Ordinary Shares to an account designated by the Company in an amount equal to the Purchase Price by wire transfer of immediately available funds at or prior to the Closing.

(b) Acceptance of Subscription and Issuance of Ordinary Shares. It is understood and agreed that the Company shall have the sole right, at its complete discretion, to accept or reject this subscription, in whole or in part, for any reason and that the same shall be deemed to be accepted by the Company only when it is signed by a duly authorized officer of the Company and delivered to the undersigned at the Closing (as defined below). Notwithstanding anything in this Subscription Agreement to the contrary, the Company shall have no obligation to issue any of the Ordinary Shares to any person who is a resident of a jurisdiction in which the issuance of Ordinary Shares to such person would constitute a violation of the securities, “blue sky” or other similar laws.

(b) Closing. The Offering may be consummated at such place (or by electronic transmission) as may be mutually agreed upon by the parties at a closing (the “Closing”) to occur on a date as may be determined by the Company, at a time as may be determined by the Company. Subsequent closings may occur at the discretion of the Company.

(c) Closing Deliverables. At the Closing: (i) Subscriber shall deliver the Purchase Price; and (ii) the Company shall deliver a share certificate representing the Ordinary Shares to Subscriber that bears an appropriate legend referring to the fact that the Ordinary Shares are subject to transfer restrictions as set forth in the Securities Act.

3. Representations and Warranties of Subscriber.

Subscriber represents and warrants to the Company that:

(a) Reliance on Exemptions. Subscriber understands that the Ordinary Shares are being offered and sold in reliance upon specific exemptions from registration provided in the Securities Act, and upon exemptions from registration under State securities laws, and acknowledges that the Offering has not been reviewed by the Securities and Exchange Commission or any state agency because it is intended to be a nonpublic offering exempt from the registration requirements of the Securities Act and State securities laws. Subscriber understands that the Company is relying upon, and intends that the Company rely upon, the truth and accuracy of, and Subscriber’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of Subscriber set forth herein in order to determine the availability of such exemptions and the eligibility of Subscriber to acquire the Ordinary Shares. The Company may only make offers to sell the Ordinary Shares to persons outside the United States in this Offering and, if applicable, at the time any buy order is originated, the buyer is outside the United States. The undersigned has not received an offer to purchase Ordinary Shares inside the United States and will not originate a buy order inside the United States.

(b) Investment Purpose. The undersigned is either (i) an “accredited investor” if a U.S. investor, or (ii) not a U.S. person as defined under Rule 902 of Regulation S, and the Ordinary Shares are being purchased for Subscriber’s own account, for investment purposes only and not for distribution or resale to others in contravention of the registration requirements of the Securities Act. Subscriber agrees that it will not sell or otherwise transfer the Ordinary Shares unless they are registered under the Securities Act or unless an exemption from such registration is available under the Securities Act and permitted by the certificate of incorporation of the Company. Subscriber has no contract, undertaking, agreement, or arrangement with any person to sell, distribute, transfer, or pledge to such person or anyone else the Ordinary Shares which Subscriber hereby subscribes to purchase, or any interest therein, and Subscriber has no present plans to enter into any such contract, undertaking, agreement, or arrangement. Subscriber agrees that the Company and its affiliates shall not be required to give effect to any purported transfer of such Ordinary Shares except upon compliance with the foregoing restrictions.

(c) Accredited Investor. Subscriber, if a U.S. investor, is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act, as amended to date, a summary of which is attached hereto as Exhibit B, and Subscriber is able to bear the economic risk of any investment in the Ordinary Shares and in the Company. Subscriber shall complete and deliver to the Company prior to Closing an executed copy of the Accredited Investor Questionnaire attached hereto as Exhibit A.

(d) Risk of Investment. Subscriber recognizes that the purchase of the Ordinary Shares involves a high degree of risk in that: (i) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Ordinary Shares; (ii) transferability of the Ordinary Shares is limited; and (iii) the Company may require substantial additional funds to operate its business and there can be no assurance that the Offering will be completed.

(e) Use of Proceeds. Subscriber understands that the net proceeds of the Offering will be used for operations of the Company and general corporate purposes.

(f) Prior Investment Experience. Subscriber understands the business in which the Company is engaged and has such knowledge and experience in business and financial matters that Subscriber is capable of evaluating the merits and risks of the investment in the Ordinary Shares. Subscriber has prior investment experience, and Subscriber recognizes the highly speculative nature of this investment.

(g) Information and Non-Reliance.

(i) Subscriber acknowledges that Subscriber has carefully reviewed this Subscription Agreement, which Subscriber acknowledges has been provided to Subscriber. Subscriber has been given the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of this Offering and the Subscription Agreement and to obtain such additional information, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of same as Subscriber reasonably desires in order to evaluate the investment. Subscriber understands the Subscription Agreement, and Subscriber has had the opportunity to discuss any questions regarding the Subscription Agreement with Subscriber’s counsel or other advisor. Notwithstanding the foregoing, the only information upon which Subscriber has relied is that set forth in the Subscription Agreement and the results of independent investigation by Subscriber. Subscriber has received no representations or warranties from the Company, its employees, agents or attorneys in making this investment decision other than as set forth in the Subscription Agreement. Subscriber does not desire to receive any further information.

(ii) The Subscriber represents that it is not relying on (and will not at any time rely on) any communication (written or oral) of the Company, as investment advice or as a recommendation to purchase the Ordinary Shares, it being understood that information and explanations related to the terms and conditions of the Ordinary Shares and the Subscription Agreement shall not be considered investment advice or a recommendation to purchase the Ordinary Shares.

(iii) The Subscriber confirms that the Company has not (i) given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) an of investment in the Ordinary Shares or (ii) made any representation to the Subscriber regarding the legality of an investment in the Ordinary Shares under applicable legal investment or similar laws or regulations. In deciding to purchase the Ordinary Shares, the Subscriber is not relying on the advice or recommendations of the Company and the Subscriber has made its own independent decision that the investment in the Ordinary Shares is suitable and appropriate for the Subscriber.

(h) Tax Consequences. Subscriber acknowledges that the Offering may involve tax consequences and that the contents of the Subscription Agreement do not contain tax advice or information. Subscriber acknowledges that Subscriber must retain Subscriber’s own professional advisors to evaluate the tax and other consequences of an investment in the Ordinary Shares. Subscriber intends to acquire the Ordinary Shares without regard to tax consequences.

(i) Transfer or Resale. The Subscriber is acquiring the Ordinary Shares solely for the Subscriber’s own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Ordinary Shares. Subscriber understands that the Ordinary Shares have not been registered under the Securities Act or the securities laws of any state and, as a result thereof, are subject to substantial restrictions on transfer. Subscriber acknowledges that Subscriber may be precluded from selling or otherwise disposing of the Ordinary Shares for an indefinite period of time. Subscriber understands and hereby acknowledges that the Company is under no obligation to register the Ordinary Shares under the Securities Act. Subscriber consents that the Company may, if it desires, permit the transfer of the Ordinary Shares out of Subscriber’s name only when Subscriber’s request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the Securities Act or any applicable state “blue sky” laws.

(j) No General Solicitation. Subscriber was not induced to invest in the Company or in the Ordinary Shares by any form of general solicitation or general advertising including, but not limited to, the following: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over the news or radio; (ii) any seminar or meeting whose attendees were invited by any general solicitation or advertising; and (iii) any solicitation within the United States.

(k) Due Authorization; Enforcement. Subscriber has all requisite power and authority (and in the case of an individual, capacity) to purchase and hold the Ordinary Shares, to execute, deliver and perform Subscriber’s obligations under this Subscription Agreement and when executed and delivered by Subscriber, this Subscription Agreement will constitute legal, valid and binding agreements of Subscriber enforceable against Subscriber in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally, and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(l) Address. The residence address of Subscriber furnished by Subscriber on the signature page hereto is Subscriber’s principal residence if Subscriber is an individual or its principal business address if it is a corporation, partnership, trust or other entity.

(m) Compliance with Laws. The Subscriber will comply with all applicable laws and regulations in effect in any jurisdiction in which the Subscriber purchases or sells Ordinary Shares and obtain any consent, approval or permission required for such purchases or sales under the laws and regulations of any jurisdiction to which the Subscriber is subject or in which the Subscriber makes such purchases or sales, and the Company shall have no responsibility therefore.

(n) Accuracy of Representations and Warranties. The information set forth herein concerning Subscriber is true and correct. The Subscriber understands that, unless the Subscriber notifies the Company in writing to the contrary at or before the Closing, each of the Subscriber’s representations and warranties contained in this Subscription Agreement will be deemed to have been reaffirmed and confirmed as of the Closing, taking into account all information received by the Subscriber.

(o) Entity Representation. If Subscriber is a corporation, partnership, trust or other entity, such entity further represents and warrants that it was not formed for the purpose of investing in the Company.

4. Representations and Warranties of the Company.

The Company represents and warrants to Subscriber that:

(a) Organization. The Company is organized and validly existing in good standing under the laws of the British Virgin Islands.

(b) Due Authorization, Enforcement and Valid Issuance. The Company has all requisite power and authority to execute, deliver and perform its obligations under this Subscription Agreement, and when executed and delivered by the Company, this Subscription Agreement will constitute legal, valid and binding agreements of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally, and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Ordinary Shares have been duly authorized and, when issued and paid for in accordance with the terms of this Subscription Agreement, will be duly and validly issued, fully paid and nonassessable.

(c) Noncontravention. The execution and delivery of this Subscription Agreement and the consummation of the transactions contemplated hereby will not conflict with or constitute a violation of, or default under (i) any material agreement to which the Company is a party or by which it or any of its properties are bound or (ii) the organizational documents of the Company.

5. Conditions to Obligations of the Subscriber and the Company.

The obligations of the Subscriber to purchase and pay for the Ordinary Shares specified on the signature page hereof and of the Company to sell the Ordinary Shares are subject to the satisfaction at or prior to the Closing of the following conditions precedent:

(a) Representations and Warranties. The representations and warranties of the Subscriber contained in Section 3 hereof and of the Company contained in Section 4 hereof shall be true and correct as of the Closing in all respects with the same effect as though such representations and warranties had been made as of the Closing.

6. Legends.

The certificates representing the Ordinary Shares sold pursuant to this Subscription Agreement will be imprinted with legends in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). SUCH SHARES MAY NOT BE SOLD, PLEDGED, OR TRANSFERRED PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.”

and other legend language that may be determined by the Company and its counsel from time to time.

7. United States Anti-Money Laundering Program.

The Subscriber understands that the Company’s Board of Directors is required to comply with applicable anti-money laundering provisions under the United States PATRIOT Act of 2001, as amended (the “USA PATRIOT Act”). As a condition to acceptance of the Subscriber’s investment in the Company, the Subscriber makes the representations and agreements set forth on Annex A attached hereto, and agrees to provide to the Company true and correct copies of the applicable documentation pursuant to the requirements of Annex B, attached hereto. The Company reserves the right to request such additional information as is necessary to verify the identity of the Subscriber and the underlying beneficial owner of the Subscriber’s interest in the Company. In the event of delay or failure by the Subscriber to produce any information required for verification purposes, the Company may refuse to accept a subscription or may cause the withdrawal of the Subscriber from the Company.

8. Miscellaneous

(a) Notice. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Subscription Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) business day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:	11-06,Tower A, Ave 3, Vertical Business Suite Jalan Kerinchi Bangsar South, 59200 Kuala Lumpur, Malaysia Phone: +603-2242 1288 E-mail: Attention:

with a copy to:	Sichenzia Ross Ference Carmel LLP

1185 Avenue of the Americas. 31st Floor,

New York, NY 10036

Facsimile: (212) 930-9725

E-mail: btan@srfc.law

Attention: Benjamin Tan, Esq.

If to Subscriber, to its residence address (or mailing address, if different) and facsimile number set forth at the end of this Subscription Agreement, or to such other address and/or facsimile number and/or to the attention of such other person as specified by written notice given to the Company five (5) calendar days prior to the effectiveness of such change.

(b) Entire Agreement; Amendment. This Subscription Agreement, which includes the exhibits referred to herein, supersedes all other prior oral or written agreements between Subscriber, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and constitutes the entire understanding of the parties with respect to the matters covered herein. No provision of this Subscription Agreement may be amended or waived other than by an instrument in writing signed by the Company and Subscriber.

(c) Severability. If any provision of this Subscription Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Subscription Agreement in that jurisdiction or the validity or enforceability of any provision of this Subscription Agreement in any other jurisdiction.

(d) Governing Law. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule.

(e) Successors and Assigns. This Subscription Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. Subscriber shall not assign its rights hereunder without the prior written consent of the Company.

(f) No Third Party Beneficiaries. This Subscription Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

(g) Notification of Changes. The Subscriber hereby covenants and agrees to notify the Company upon the occurrence of any event prior to the closing of the purchase of the Ordinary Shares pursuant to this Subscription Agreement which would cause any representation, warranty or covenant of the Subscriber contained in this Subscription Agreement to be false or incorrect.

(h) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Subscription Agreement and the consummation of the transactions contemplated hereby.

(i) Legal Representation. Subscriber acknowledges that: (i) Subscriber has read this Subscription Agreement and the exhibits referred to herein; (ii) Subscriber understands that the Company has been represented in the preparation, negotiation and execution of the Subscription Agreement; and (iii) Subscriber understands the terms and conditions of the Subscription Agreement and is fully aware of their legal and binding effect.

(j) Expenses. Each party will bear its own costs and expenses (including legal and accounting fees and expenses) incurred in connection with this Subscription Agreement and the transactions contemplated hereby.

(k) Counterparts. This Subscription Agreement may be executed in counterparts, all of which shall be considered one and the same agreement. The exchange of signature pages by facsimile transmission, by electronic mail in “portable document format” (“.pdf”) form or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document shall constitute effective execution and delivery of this Agreement as to the parties.

[SIGNATURE PAGES FOLLOW]

SUBSCRIBER SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

IN WITNESS WHEREOF, and intending to be legally bound hereby, Subscriber has caused this Subscription Agreement to be duly executed and, by executing this signature page, hereby executes, adopts and agrees to all terms, conditions, and representations contained in the foregoing Subscription Agreement and hereby subscribes for the Ordinary Shares offered by the Company in the amount set forth below.

SUBSCRIBER:

Signature	Social Security Number (if any)

Print Name

Signature of joint investor, if applicable	Social Security Number (if any)

Print name of joint investor, if applicable

Check one (if applicable)	☐ Tenants in Common

October ___, 2024

Number of Ordinary Shares subscribed for:

________________ Ordinary Shares at $____ per share

Total Purchase Price for the Ordinary Shares: $_______________

Residence Address:	Mailing Address, if different from Residence Address:

COMPANY SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

– PLEASE DO NOT WRITE BELOW THIS LINE –

COMPANY USE ONLY

Accepted and Agreed:

ANGKASA-X HOLDINGS CORP.

By:
Name:
Title:

As of: October ___, 2024

Exhibit A

Confidential Accredited Investor Questionnaire

To: Angkasa-X Holdings Corp.

Angkasa-X Holdings Corp., a British Virgin Islands corporation (the “Company”), is offering in a private placement (“Offering”) pursuant to an accompanying subscription agreement, including, without limitation, all exhibits and annexes made a part thereto (collectively, the “Subscription Agreement”) ordinary shares, par value $0.0001 per share (the “Ordinary Shares”). The undersigned Subscriber is purchasing Ordinary Shares pursuant to the Offering and acknowledges that all capitalized terms not otherwise defined herein have the meanings set forth in the Subscription Agreement.

I. The Subscriber represents and warrants that he or it comes within one category marked below, and that for any category marked, he or it has truthfully set forth, where applicable, the factual basis or reason the Subscriber comes within that category. ALL INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL EXCEPT AS NECESSARY FOR THE COMPANY TO COMPLY WITH LAW AND/OR ANY RULES PROMULGATED BY ANY REGULATORY AGENCY. The undersigned shall furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

Category A_____	The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.

Explanation. In calculating net worth you may include equity in personal property and real estate (other than the value, after deducting mortgage obligations, of Subscriber’s principal residence which may not be included in such net worth calculation), cash, short-term investments, stock and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category B_____	The undersigned is an individual (not a partnership, corporation, etc.) who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

Category C_____	The undersigned is a director or executive officer of the Company which is issuing and selling the Ordinary Shares.

Category D_____	The undersigned is a bank; a savings and loan association; insurance company; registered investment company; registered business development company; licensed small business investment company (“SBIC”); or employee benefit plan within the meaning of Title 1 of ERISA and (a) the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or (b) the plan has total assets in excess of $5,000,000 or is a self directed plan with investment decisions made solely by persons that are accredited investors.

(describe entity)

Exhibit A-1

Category E_____	The undersigned is a private business development company as defined in section 202(a)(22) of the Investment Advisors Act of 1940.

(describe entity)

Category F_____

The undersigned is either a corporation, partnership, Massachusetts business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Ordinary Shares and with total assets in excess of $5,000,000.

(describe entity)

Category G_____

The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, where the purchase is directed by a “sophisticated person” as defined in Regulation 506(b)(2)(ii) under the Securities Act of 1933.

Category H_____

The undersigned is an entity (other than a trust) all the equity owners of which are “accredited investors” within one or more of the above categories. If relying upon this Category alone, each equity owner must complete a separate copy of this Agreement.

(describe entity)

Category I_____	The undersigned is not within any of the categories above and is therefore not an accredited investor.

For purposes hereof, “individual income” means adjusted gross income less any income attributable to a spouse or to property owned by a spouse, increased by the following amounts (but not including any amounts attributable to a spouse or to property owned by a spouse): (i) the amount of any interest income received which is tax-exempt under Section 103 of the Internal Revenue Code of 1986, as amended (the “Code”), (ii) the amount of losses claimed as a limited partner in a limited partnership (as reported on Schedule E of Form 1040), (iii) any deduction claimed for depletion under Section 611 et seq. of the Code, and (iv) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 12.02 of the Code.

The undersigned agrees that the undersigned will notify the Company at any time on or prior to the execution of the Subscription Agreement or this Questionnaire in the event that the representations and warranties in the Subscription Agreement or in this Questionnaire shall cease to be true, accurate and complete.

Exhibit A-2

II.	Disqualification Events.

1.	Certain Criminal Convictions.

Have you been convicted, within the past ten (10) years (or five (5) years, in the case of the Company, its predecessors and affiliated issuers), of any felony or misdemeanor involving:

☐	in connection with the purchase or sale of any security;

☐	involving the making of any false filing with the SEC; or

☐	arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment advisor or paid solicitor of purchasers of securities?

☐ Yes. If yes, please explain:

____________________________________________________________________________________

____________________________________________________________________________________

____________________________________________________________________________________

☐ No.

2.	Certain Court Injunctions and Restraining Orders.

Are you subject to any order, judgment or decree of any court of competent jurisdiction that was entered within the past five (5) years and currently restrains or enjoins you from engaging in any conduct or practice:

☐	in connection with the purchase or sale of any security;

☐	involving the making of any false filing with the SEC; or

☐	arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities?

☐ Yes. If yes, please explain:

____________________________________________________________________________________

____________________________________________________________________________________

____________________________________________________________________________________

☐ No.

3.	Final Orders of Certain State and Federal Regulators.

Are you subject to a Final Order (as defined below) of state regulators of securities, insurance, banking, savings associations or credit unions; federal banking agencies; the Commodity Futures Trading Commission; or the National Credit Union Administration that:

☐	bars you from:

☐	associating with an entity regulated by any of the aforementioned regulators;

☐	engaging in the business of securities, insurance or banking; or

☐	engaging in savings association or credit union activities; or

☐	constitutes a Final Order based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct entered within the past ten (10) years?

☐ Yes. If yes, please explain:

____________________________________________________________________________________

____________________________________________________________________________________

____________________________________________________________________________________

☐ No.

Exhibit A-3

The term “Final Order” means a written directive or declaratory statement issued by a federal or state agency described in Rule 506(d)(1)(iii) under the Securities Act of 1933 under applicable statutory authority that provides for notice and an opportunity for a hearing, which constitutes a final disposition or action by that federal or state agency.

4.	SEC Disciplinary Orders.

Are you subject to any order of the Securities and Exchange Commission (“SEC”) that currently:

☐	suspends or revokes your registration as a broker, dealer, municipal securities dealer or investment adviser;

☐	places limitations on the activities, functions or operations of, or imposes civil money penalties on, such person; or

☐	bars you from being associated with any entity or from participating in the offering of any penny stock?[1]

☐ Yes. If yes, please explain:

____________________________________________________________________________________

____________________________________________________________________________________

____________________________________________________________________________________

☐ No.

1 A disqualification based on a suspension or limitation of activities expires when the suspension or limitation expires.

5.	SEC Cease-and-Desist Orders.

Are you subject to any order of the SEC that was entered within the past five (5) years and currently orders you to cease and desist from committing or causing a future violation of:

☐	any scienter-based (intent-based) anti-fraud provision of the federal securities laws (including, for example, but not limited to):

☐	Section 17(a)(1) of the Securities Act of 1933,

☐	Section 10(b) of the Exchange Act and Rule 10b-5, and

☐	Section 15 (c) (1) of the Securities Exchange Act); or

☐	Section 5 of the Securities Act, of 1933, which generally requires that securities be registered and prohibits the sale of unregistered securities.

☐ Yes. If yes, please explain:

____________________________________________________________________________________

____________________________________________________________________________________

____________________________________________________________________________________

☐ No.

Exhibit A-4

6.	SRO Suspension/Expulsion.

Have you been suspended or expelled from membership in, or suspended or barred from association with a member of, a securities self-regulatory organization (“SRO”, such as a registered national securities exchange or a registered national or affiliated securities association, including FINRA) for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade?

☐ Yes. If yes, please explain:

____________________________________________________________________________________

____________________________________________________________________________________

____________________________________________________________________________________

☐ No.

7.	SEC Stop Orders.

Have you filed (as a registrant or issuer), or were you named as an underwriter in any registration statement or Regulation A offering statement filed with the SEC that, within the past five (5) years, was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, or is currently the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued?

☐ Yes. If yes, please explain:

____________________________________________________________________________________

____________________________________________________________________________________

____________________________________________________________________________________

☐ No.

8.	USPS False Representations Order.

Are you subject to a United States Postal Service (“USPS”) false representation order entered within the past five (5) years, or are you currently subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the USPS to constitute a scheme or device for obtaining money or property through the mail by means of false representations?

☐ Yes. If yes, please explain:

____________________________________________________________________________________

____________________________________________________________________________________

____________________________________________________________________________________

☐ No.

Exhibit A-5

III. The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in this Questionnaire contained herein and such answers have been provided under the assumption that the Company will rely on them.

IV. In furnishing the above information, the undersigned acknowledges that the Company will be relying thereon in determining, among other things, whether there are reasonable grounds to believe that the undersigned qualifies as a Purchaser under Section 4(a)(2) and/or Regulation D of the Securities Act of 1933 and applicable state securities laws for the purposes of the proposed investment.

V. The undersigned understands and agrees that the Company may request further information of the undersigned in verification or amplification of the undersigned’s knowledge of business affairs, the undersigned’s assets and the undersigned’s ability to bear the economic risk involved in an investment in the securities of the Company.

VI. The undersigned represents to you that (a) the information contained herein is complete and accurate on the date hereof and may be relied upon by you, (b) the undersigned will notify you immediately of any change in any such information occurring prior to the acceptance of the subscription and will promptly send you written confirmation of such change. The undersigned hereby certifies that he, she or it has read and understands the Subscription Agreement related hereto and (c) the undersigned acknowledges that you may be required to publicly disclose the information provided in this Questionnaire and that he or it consents to such public disclosure.

VII. INFORMATION VERIFICATION CONSENT.

BY SIGNING THIS QUESTIONNAIRE, SUBSCRIBER HEREBY GRANTS THE COMPANY PERMISSION TO REVIEW ALL PUBLICLY AVAILABLE INFORMATION REGARDING SUBSCRIBER, INCLUDING, BUT NOT LIMITED TO INFORMATION PROVIDED BY THE OFFICE OF FOREIGN ASSETS CONTROL (“OFAC”) FOR THE PURPOSE OF VERIFYING INFORMATION PROVIDED BY SUBSCRIBER HEREIN.

[SIGNATURE PAGE FOLLOWS]

Exhibit A-6

INVESTOR QUESTIONNAIRE EXECUTION PAGE

Signature	Signature (if purchasing jointly)

Name Typed or Printed	Name Typed or Printed

Entity Name	Entity Name

Address	Address

City, State and Zip Code	City, State and Zip Code

Exhibit A-7

EXHIBIT B

Definition of Accredited Investor

“Accredited investor” means any person who comes within any of the following categories, or who the Company reasonably believes comes within any of the following categories, at the time of the sale of the Shares to that person:

1.	Any bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; any insurance company as defined in Section 2(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

2.	Any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

3.	Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Shares offered, with total assets in excess of $5,000,000;

4.	Any director, executive officer, or general partner of the issuer of the Company, or any director or executive officer of the Company;

5.	Any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000, provided that for purposes of this item 5, “net worth” means the excess of total assets at fair market value (including personal and real property, but excluding the value of a person’s primary home) over total liabilities (excluding any mortgage on the primary home in an amount of up to the home’s fair market value, but including any mortgage amount in excess of the home’s fair market value);

6.	Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year, provided that for purposes of this item 6, “income” means annual adjusted gross income, as reported for federal income tax purposes, plus (a) the amount of any tax-exempt interest income received; (b) the amount of losses claimed as a limited partner in a limited partnership; (c) any deduction claimed for depletion; (d) amounts contributed to an IRA or Keogh retirement plan; (e) alimony paid; and (f) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Internal Revenue Code of 1986, as amended;

7.	Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii); and

8.	Any entity in which all of the equity owners are accredited investors.

Exhibit B-1

Annex A

UNITED STATES ANTI-MONEY LAUNDERING

REPRESENTATIONS AND WARRANTIES

In connection with the acquisition of the Company’s Shares, the Subscriber hereby represents, warrants and covenants to the Company as follows:

1. The Subscriber has reviewed the website of the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”), and conducted such other investigation as Subscriber deems necessary or prudent, prior to making these representations and warranties. The Subscriber acknowledges that U.S. federal regulations and executive orders administered by OFAC prohibit, among other things, engaging in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals.

2. All evidence of identity provided in connection with the Subscriber’s acquisition of Shares is genuine and all related information furnished is accurate.

3. The Subscriber understands and agrees that the investment of funds is prohibited by or restricted with respect to any persons or entities: (i) acting, directly or indirectly, on behalf of terrorists or terrorist organizations, including those persons, entities and organizations that are included on any of the OFAC lists; (ii) residing or having a place of business in a country or territory named on such lists or which is designated as a Non-Cooperative Jurisdiction by the Financial Action Task Force on Money Laundering (“FATF”), or whose subscription funds are transferred from or through such a jurisdiction; (iii) (A) that are a “Foreign Shell Bank” within the meaning of the USA PATRIOT Act or (B) that are a foreign bank other than a “Regulated Affiliate” that is barred, pursuant to its banking license, from conducting banking activities with the citizens of, or with the local currency of, the country that issued the license or (C) whose subscription funds are transferred from or through the entities listed in foregoing clauses (A) and (B); or (iv) residing in, or organized under the laws of, a jurisdiction designated by the Secretary of the Treasury under Sections 311 or 312 of the USA PATRIOT Act as warranting special measures due to money laundering concerns. Such persons or entities in (i) through (iv) are collectively referred to as “Restricted Persons.” Neither the Subscriber, nor any person or entity controlling, controlled by, or under common control with, the Subscriber, any investors in the Subscriber (if the Subscriber is a pooled investment vehicle) or any person or entity for whom the Subscriber is acting as agent, representative, intermediary, nominee or similar capacity (each such investor in the Subscriber and each such person for whom the Subscriber acts as agent, representative, intermediary, nominee or in a similar capacity, an “Underlying Beneficial Owner”) in connection with the acquisition of Shares is a Restricted Person.

4. No funds tendered for the acquisition of Shares are directly or indirectly derived from activities that may contravene U.S. federal, state or non-U.S. laws and regulations, including anti-money laundering laws, rules and regulations, and no capital contribution in relation to Shares acquired by the Subscriber or, if applicable, any Underlying Beneficial Owner will be derived from any illegal or illegitimate activities.

5. To the extent the Subscriber has any Underlying Beneficial Owners, the Subscriber: (i) has carried out thorough due diligence as to, and established the identities of, the Underlying Beneficial Owners and any related persons to the extent required by applicable law and regulations (“Related Persons”); (ii) holds the evidence of such identities and will maintain all such evidence for at least five years from the date of the completion of the liquidation of the Company; and (iii) will make such information available to the Company upon the Company’s request.

Annex A - 1

6. The Subscriber acknowledges and understands that the Company, in its sole discretion, may decline to accept any subscription for Shares by a person who is a “Covered Person” within the meaning of the Guidance on Enhanced Scrutiny for Transactions that May Involve the Proceeds of Foreign Official Corruption, issued by the U.S. Department of the Treasury, et al., January, 2001. Accordingly, the Subscriber agrees to inform the Company, prior to its acquisition of Shares, if the Subscriber or any person controlling, controlled by, or under common control with, the Subscriber, or for whom the Subscriber is acting as agent or nominee in connection with the acquisition of Shares, is a Covered Person.

7. The Subscriber agrees to provide any information (including confidential information about the Subscriber and, if applicable, any Underlying Beneficial Owner or Related Person) to any person deemed necessary by the Company, in its sole and absolute discretion, to comply with its anti-money laundering responsibilities and policies and any laws, rules and regulations applicable to an investment held or proposed to be held by the Company.

8. The Subscriber authorizes and permits the Company, using its own reasonable business judgment, to report information about the Subscriber, or any person controlling, controlled by, or under common control with the Subscriber, to appropriate authorities, and the Subscriber agrees not to hold them liable for any loss or injury that may occur as the result of providing such information.

9. The Subscriber agrees that, in the event of a material change with respect to the information provided in connection with the purchase of the Shares, the Subscriber will provide the Company promptly with updated information affected by the material change.

10. The Subscriber agrees that, notwithstanding any statement to the contrary in any agreement into which it has entered that relates to the Company, or any statement to the contrary in any private placement memorandum of the Company, if the Company determines that the Subscriber has appeared on a list of known or suspected terrorists or terrorist organizations compiled by any U.S. or non-U.S. governmental agency, or that any information provided by the Subscriber in connection with the acquisition of Shares is no longer true or accurate, the Company, without limiting any other rights available under any agreement between the Company and the Subscriber, shall be authorized to take any action it deems necessary or appropriate as a result thereof. The Company may be obligated to “freeze the account” of the Subscriber, either by prohibiting additional capital contributions, restricting any distributions and/or declining any requests to transfer the Subscriber’s Shares. In addition, in any such event, the Subscriber may forfeit its Shares, may be forced to withdraw from the Company or may otherwise be subject to the remedies required by law, and the Subscriber shall have no claim against the Company nor its officers, directors, employees, agents, control persons, affiliates and professional advisors and such parties shall be held harmless and indemnified by the Subscriber in accordance with the indemnification section of this Agreement for any form of damages as a result of any of the actions described in this paragraph. The Company may also be required to report such action and to disclose the Subscriber’s identity or provide other information with respect to the Subscriber to OFAC or other governmental entities.

11. The Subscriber acknowledges and agrees that any distributions paid to it by the Company will be paid to, and any contributions made by it to the Company will be made from, an account in the Subscriber’s name unless the Company, in its sole discretion, agrees otherwise.

12. The Subscriber understands, acknowledges and agrees that the acceptance of this Agreement, together with the appropriate remittance, will not breach any applicable money laundering or related rules or regulations (including, without limitation, any statutes, rules or regulations in effect under the laws of the U.S.A. pertaining to prohibitions on money laundering or to transacting business or dealing in property that may be blocked or may belong to Specially Designated Nationals, as such term is used by OFAC).

Annex A - 2

Annex B

ANTI-MONEY LAUNDERING DOCUMENTATION

The Subscriber has delivered, or is concurrently delivering herewith, the true, correct and applicable documentation noted below that is applicable to the Subscriber:

(i)	Individuals (each of the following):

(A)	Certified (notarized) copy of passport or other valid government identification document displaying the true name, signature, date of birth and photograph of the Subscriber (with certified English translation, if necessary); and

(B)	Copy of a recent bank statement or utility bill showing the Subscriber’s current home address.

(ii)	Corporate (each of the following):

(A)	Certificate of Incorporation (or equivalent) with evidence of any name changes;

(B)	Certificate of Good Standing;

(C)	Director resolution authorizing the investment, if applicable;

(D)	Current list or register of Directors;

(E)	Specimen signatures of persons authorized to bind the Subscriber with regard to its investments with name and office held printed underneath or Powers of Attorney or Letters of Authority (if applicable);

(F)	Information on at least two Directors (see (i) above for individuals and (ii) for all other entities);

(G)	Evidence of identity for authorized signatories and all beneficial owners of the Subscriber >25% OR comfort letter (see (i) above for individuals and (ii) for all other entities); and

(H)	Signed copy of the Subscriber’s latest available financial statements.

(iii)	Limited Partnership (or Limited Liability Company) (each of the following):

(A)	Certificate of Limited Partnership (or equivalent) (evidencing registered address) with evidence of any name changes;

(B)	Certified copy of the limited partnership agreement (or equivalent);

(C)	Limited partnership mandate (or equivalent) for making the investment (if any);

(D)	Specimen signatures of persons authorized to bind the Subscriber with regard to its investments with name and office held printed underneath or Powers of Attorney or Letters of Authority (if applicable);

(E)	Information on the individual(s) that control the general partner (or managing member, if applicable) (see (i) above for individuals and (ii) for all other entities);

(F)	Evidence of identity for authorized signatories and all beneficial owners of the Subscriber >25% OR comfort letter (see (i) above for individuals and (ii) for all other entities); and

(G)	Signed copy of the Subscriber’s latest available financial statements.

Annex B - 1

(iv)	Trust (each of the following):

(A)	Certified copy of Trust Deed/Agreement (including trust name, nature of trust, trustees, authorizations, date of trust and principal address);

(B)	Information about the trustee(s) and settlor(s) (or beneficial owner(s), if different than the settlor(s)) (see (i) above for individuals and (ii) for all other entities); and

(C)	Signed copy of the Subscriber’s latest available financial statements.

(v)	Private Pension Plans or Not For Profit (including Foundations and Charities) (each of the following):

(A)	Certified copy of the entity’s formation documents;

(B)	An explanation of the nature of the entity’s purpose and operations;

(C)	Evidence of identity for authorized signatories, anyone who gives instructions on behalf of the entity and all beneficial owners of the Subscriber >25% OR comfort letter (see (i) above for individuals and (ii) for all other entities); and

(D)	Confirmation of not for profit designation from the applicable government authority.

(vi)	Financial Institutions (additional requirements):

In addition to the applicable requirements above, banks, brokers and other financial institutions must deliver a representation letter in the form determined by the Company indicating that they have established and implemented anti-money laundering procedures reasonably designed to achieve compliance with the USA PATRIOT Act.

The Subscriber acknowledges that the Company and its affiliates may require further identification of the Subscriber or source of funds before the subscription can be processed, and the Company and its officers, directors, employees, agents, control persons, affiliates and professional advisors shall be held harmless and indemnified in accordance with the indemnification provisions of the Agreement as a result of a failure to process the subscription if such information as has been required by the Company has not been provided by the Subscriber. The Subscriber agrees to provide any information deemed necessary by the Company in its sole and absolute discretion to comply with its anti-money laundering policies and obligations.

Annex B - 2